Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 16.0%
iShares Core MSCI EAFE ETF (A)	597,412	$ 31,465,690
iShares MSCI EAFE ETF (A)	278,712	15,610,659
iShares MSCI Japan ETF (A)	136,037	6,645,408

		53,721,757

U.S. Equity Funds - 36.2%
iShares Core S&P 500 ETF	272,803	97,840,796
iShares Russell 2000 ETF (A)	142,310	23,469,765

		121,310,561

U.S. Fixed Income Funds - 47.7%
iShares 7-10 Year Treasury Bonds ETF (A)	279,586	26,837,460
iShares Core U.S. Aggregate Bonds ETF	566,279	54,555,319
iShares iBoxx $ Investment Grade Corporate Bonds ETF (A)	73,482	7,528,231
iShares Short Treasury Bonds ETF (A)	601,565	66,172,150
iShares US Treasury Bonds ETF (A)	217,951	4,960,565

		160,053,725

Total Exchange-Traded Funds (Cost $373,888,108)		335,086,043

	Shares	Value
OTHER INVESTMENT COMPANY - 16.3%
Securities Lending Collateral - 16.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.03% (B)	54,803,008	$ 54,803,008

Total Other Investment Company (Cost $54,803,008)		54,803,008

	Principal	Value
REPURCHASE AGREEMENT - 0.0% (C)
Fixed Income Clearing Corp., 1.10% (B), dated 09/30/2022, to be repurchased at $153,172 on 10/03/2022. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2023, and with a value of $156,315.	$ 153,158	153,158

Total Repurchase Agreement (Cost $153,158)		153,158

Total Investments (Cost $428,844,274)		390,042,209
Net Other Assets (Liabilities) - (16.2)%		(54,412,224)

Net Assets - 100.0%		$ 335,629,985

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$335,086,043	$—	$—	$335,086,043
Other Investment Company	54,803,008	—	—	54,803,008
Repurchase Agreement	—	153,158	—	153,158

Total Investments	$389,889,051	$153,158	$—	$390,042,209

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $93,741,045, collateralized by cash collateral of $54,803,008 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $40,887,408. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at September 30, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended September 30, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

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Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Pursuant to the requirements set forth in SEC Rule 2a-5, effective September 8, 2022, the Board has designated the Portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), to perform fair value determination on behalf of the Portfolio, subject to the oversight of the Board. TAM is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information needed to oversee TAM’s fair value determinations. All investments in securities are recorded at their estimated fair value. TAM values the Portfolio’s investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

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